UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 6, 2017

Vail Resorts, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-09614	51-0291762
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

390 Interlocken Crescent Broomfield, Colorado		80021
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (303) 404-1800

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07   Submission of Matters to a Vote of Security Holders.

Vail Resorts, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”) on Wednesday, December 6, 2017. At the Annual Meeting, stockholders of the Company:  (1) elected the nine director nominees named in the proxy statement and listed below; (2) ratified the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending July 31, 2018; (3) on an advisory basis, voted to approve the compensation of the Company’s named executive officers; and (4) on an advisory basis, voted in favor of a one-year frequency of future advisory votes to approve executive compensation. The final voting results by the Company’s stockholders on these matters at the Annual Meeting are as follows:

1.	Election of Directors.

NOMINEE	VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
Susan L. Decker	34,646,167	61,853	30,952	2,170,380
Roland A. Hernandez	33,249,392	1,458,262	31,318	2,170,380
Robert A. Katz	33,900,500	796,620	41,852	2,170,380
John T. Redmond	34,646,303	61,272	31,397	2,170,380
Michele Romanow	34,644,688	63,205	31,079	2,170,380
Hilary A. Schneider	34,645,427	62,129	31,416	2,170,380
D. Bruce Sewell	34,650,819	56,798	31,355	2,170,380
John F. Sorte	33,975,494	732,024	31,454	2,170,380
Peter A. Vaughn	34,645,394	62,197	31,381	2,170,380

 2.     Ratification of Selection of Auditors.

VOTES FOR	VOTES AGAINST	ABSTENTIONS
36,433,456	440,435	35,461

3.     Advisory Vote on Executive Compensation (“Say-on-Pay”).

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
34,026,442	673,145	39,385	2,170,380

 4.     Advisory Vote on the Frequency of Future Votes on Executive Compensation (“Say-on-Frequency”).

ONE YEAR	TWO YEARS	THREE YEARS	ABSTENTIONS	BROKER NON-VOTES
32,354,890	9,588	2,354,895	19,599	2,170,380

In light of the outcome of our advisory vote on Say-on-Frequency, and consistent with the Board’s recommendation, the Board has determined that the Company will hold an advisory vote on Say-on-Pay every year until the next required Say-on-Frequency vote, which is required at least once every six years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vail Resorts, Inc.
Date: December 8, 2017	By:	/s/ David T. Shapiro
David T. Shapiro
Executive Vice President, General Counsel & Secretary